                                                                    Exhibit 10.1


                                AMENDMENT NO. 1
                                      TO
                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

          AMENDMENT NO. 1 dated as of August 14, 2000 (this "Amendment"), to
                                                             ---------
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 14, 1999 (the "Credit Agreement"), each among AMF BOWLING WORLDWIDE, INC. (formerly known as
 ----------------
AMF Group Inc.), a Delaware corporation (the "Borrower"), the banks, financial
                                              --------
institutions and other institutional lenders parties to the Credit Agreement (collectively, the "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("Goldman")
                    -------                                         -------
and CITICORP SECURITIES, INC., as arrangers (the "Arrangers"), GOLDMAN, as
                                                  ---------
syndication agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Syndication Agent"), CITIBANK, N.A., as
                              -----------------
administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent"), and CITICORP USA,
                                  --------------------
INC., as collateral agent (together with any successor appointed pursuant to
Article VII of the Credit Agreement, the "Collateral Agent").
                                          ----------------

                            PRELIMINARY STATEMENTS:

          (1) Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) As of the date hereof the aggregate outstanding Advances under the Credit Agreement are as follows: (a) $56,250,000 of Term Loan Advances; (b) $181,750,000 of AXELs Series A Advances; (c) $131,373,250 of AXELs Series B Advances; (d) $216,000,000 of Working Capital Advances; and (e) $3,098,786 of Letter of Credit Advances.

          (3) The Borrower has requested (i) to permanently terminate a portion of the Unused Working Capital Commitments and (ii) that the Lenders waive compliance with Section 5.04 of the Credit Agreement as hereinafter set forth.

          (4) In order to conserve cash on hand and to enhance its liquidity, the Borrower has determined that it will not make the September 15, 2000 interest payment due on the Senior Subordinated Notes.

          (5) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower, and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1.  Termination of Working Capital Commitments.  The Borrower
                      ------------------------------------------
hereby irrevocably elects (a) as of the Closing Date to permanently terminate an aggregate of

$88,000,000 of the Unused Working Capital Commitments pursuant to Section 2.05(a) of the Credit Agreement and (b) to permanently terminate an aggregate of $12,000,000 of the Unused Working Capital Commitment pursuant to Section 2.05(a) of the Credit Agreement as follows: $4,000,000 on each of October 31, 2000, November 30, 2000 and December 31, 2000.

          SECTION 2.  Waiver of Section 5.04 of the Credit Agreement.
                      ----------------------------------------------
Compliance with the financial covenants set forth in Section 5.04 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 8 of this Amendment, hereby waived solely for the period from the effective date hereof through December 31, 2000.

          SECTION 3.  League Prize Money Escrow.  Notwithstanding anything to
                      -------------------------
the contrary contained in any Loan Document, any Prize Funds (as hereinafter defined) deposited with a Loan Party by the bowling leagues or bowlers who are participating in bowling leagues or bowling tournaments ("Participants") are not
                                                          ------------
subject to the lien of any Collateral Document. Prize Funds shall mean any funds that are collected by a Loan Party from Participants, held on behalf of Participants during the term of the league or tournaments as a courtesy and returned to Participants at the end of the league or the tournament, but shall not include payments for bowling or other services sold by the Loan Party. Each Loan Party shall maintain accurate accounts of all Prize Funds. In order to protect the integrity of Prize Funds, the Loan Parties may establish and maintain escrow or trust accounts (the "League Accounts") with banks or trust
                                        ---------------
companies acceptable to the Collateral Agent (the "League Trustee") for the
                                                   --------------
benefit of Participants with whom the Loan Party has an agreement in the form attached as Exhibit A to this Amendment, or such other form of agreement as may be customarily used by a Loan Party (a "League Agreement"). The Loan Parties will use their best efforts to establish escrow or trust accounts and to deposit Prize Funds promptly into such escrow or trust accounts. For the avoidance of doubt, Prize Funds held in escrow or trust accounts shall not be Collateral subject to the lien of any Collateral Document. Promptly following the establishment of the League Account, the Borrower shall deliver a copy of any agreement entered into by a Loan Party with the League Trustee with respect to the League Account or the administration of amounts on deposit thereto.

          SECTION 4.  Amendment to Section 5.01(n) of the Credit Agreement.
                      ----------------------------------------------------
Section 5.01(n) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 8 of this Amendment, hereby amended by deleting such Section 5.01(n) in its entirety and substituting therefore the following:

          "(n)  Covenant to Guarantee Obligations and Give Security.  At any
                ---------------------------------------------------
          time (x) upon the request of the Collateral Agent, (y) at such time as any new direct or indirect Subsidiaries of the Borrower are formed or acquired by any Loan Party or (z) any property is acquired by any Loan Party, in each case at the expense of the Borrower:

                (i) within 10 days after such request, formation or acquisition, cause each such Subsidiary (including, without limitation, any Foreign Subsidiary), and cause each direct and indirect parent (other than the Borrower) of such Subsidiary (if it has not already done so), to duly execute and deliver to the Collateral Agent a guaranty, in form and substance satisfactory to the Collateral Agent, guaranteeing the other Loan Parties' Obligations under the Loan Documents,

                (ii) within 10 days after such request, formation or acquisition, furnish to the Collateral Agent a description of the real and personal properties of the Borrower and its Subsidiaries in detail satisfactory to the Collateral Agent,

                (iii) within 15 days after such request, formation or acquisition, duly execute and deliver, and cause each such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver, to the Collateral Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the Collateral Agent, securing payment of all the Obligations of the Borrower, such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties; provided that with
                                                           --------
                respect to any leasehold, the Borrower shall use, and shall cause its Subsidiaries to use, best efforts to acquire such leasehold in a way such that consent of the landlord thereof shall not be required in connection with the mortgaging thereof; provided further, however, that such leasehold shall not be
                -------- -------  -------
                required to be mortgaged if, after the applicable Loan Party has used its best efforts as set forth in the immediately preceding proviso and to obtain landlord consents to the extent required by Section 5.01(p), such Loan Party is unable to obtain such consent,

                (iv) within 15 days after such request, formation or acquisition, take, and cause such Subsidiary or such parent to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, pledges, assignments and security agreements delivered pursuant to this Section 5.01(n), enforceable against all third parties in accordance with their terms,

                (v) within 60 days after such request, formation or acquisition, deliver to the Collateral Agent, upon the request of the Collateral Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Collateral Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Collateral Agent as to the matters contained in clauses (i), (iii) and (iv) above, as to such guaranties, mortgages, pledges, assignments and security agreements being legal, valid and binding obligations of each Loan Party thereto enforceable in accordance with their terms and as to such other matters as the Collateral Agent may reasonably request,

                (vi) as promptly as practicable after such request, formation or acquisition, deliver, upon the request of the Collateral Agent in its sole discretion, to the Collateral Agent (x) with respect to each parcel of real property owned or held by the entity (including, without limitation, any Foreign Subsidiary) that is the subject of such request, formation or acquisition and on which a manufacturing facility is located, surveys and engineering, soils and other reports meeting the criteria specified in Section 3.01(p)(ix)(C) or (D), as the case may be, Mortgage Policies and an environmental assessment report meeting the criteria specified in Section 3.01(p)(xv) and (y) with respect to each other parcel of real property owned by the entity that is the subject of such request, formation or acquisition, title reports meeting the criteria specified in
                Section 3.01(p)(ix)(B), provided, however, that to the extent
                                        --------  -------
                that the Borrower or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall promptly after the receipt thereof be delivered to the Collateral Agent,

                (vii) promptly cause to be deposited, and cause each of its Subsidiaries to cause to be promptly deposited, any and all cash dividends paid or payable to it or any of its Subsidiaries from any of its Subsidiaries from time to time into the Cash Collateral Account, and with respect to all other dividends paid or payable to it or any of its Subsidiaries from time to time, promptly execute and deliver, or cause such Subsidiary to promptly execute and deliver, as the case may be, any and all further instruments and take or cause such Subsidiary to take, as the case may be, all such other action as the Collateral Agent may deem necessary or desirable in order to obtain and maintain from and after the time such dividend is paid or payable a perfected, first priority lien on and security interest in such dividends,

                (viii) within 10 days after such request, acquisition or formation, with respect to each Pledged Account (as defined in the Security Agreement), (A) enter into a Blocked Account Letter (as defined in the Security Agreement) with the Pledged Account Bank (as defined in the Security Agreement) with which such Pledged Account is maintained, (B) direct each Obligor (if not previously so directed) to make all payments to a Blocked Account, a Pledged Account or the Cash Collateral Account and
                (C) on each day (or, if such day shall not be a Business Day, on the next succeeding Business Day), deposit all cash receipts and all proceeds of Collateral and all other amounts received by it on such day, other than petty cash required for the operation of the Grantor's bowling centers (including, without limitation, cash necessary to be paid to vendors of alcoholic beverages), into a Blocked Account, a Pledged Account or the Cash Collateral Account, and

                (ix) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments and security agreements.

     Nothing contained in this Section 5.01(n) shall apply to stock or assets of any Foreign Subsidiary to the extent that as a result thereof, material adverse tax consequences shall be suffered by the Borrower or its Subsidiaries."


          SECTION 5.  Amendment to Section 5.01 of the Credit Agreement.  A new
                      -------------------------------------------------
Section 5.01(v) shall be added to the Credit Agreement, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 8 of this Amendment, as follows:

          "(v)  Restructuring Plan.  Deliver, on or before September 30, 2000, a
                ------------------
plan to restructure the Debt of the Borrower and its Affiliates, and a timeline for the implementation of such plan (the "Restructuring Plan"). The
                                          ------------------
Restructuring Plan shall be in form and substance satisfactory to the Required Lenders, in their sole discretion, on or before October 15, 2000."

          SECTION 6.  Amendment to Section 6.01(c) of the Credit Agreement.
                      ----------------------------------------------------
Section 6.01(c) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 8 of the Amendment hereby amended by deleting such Section 6.01(c) in its entirety and substituting therefore the following:

          "(c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e), (f), (m), (n)(i) or (n)(ii),
(p), (q), (r), (s), (t), (u) or (v), 5.02, 5.03(a) or 5.04; or"

          SECTION 7.  Borrower's Agreement.  In order to conserve cash on hand
                      --------------------
and to enhance its liquidity, the Borrower hereby irrevocably agrees that it will not make the September 15, 2000 interest payment due on the Senior Subordinated Notes. The Lenders hereby agree to waive the Default that will arise under Section 6.01(e) as a result of the failure to make such interest payment; provided however, that if any other creditor of the Borrower or any of
         -------- -------
its Affiliates commences the exercise of remedies, including, without limitation, acceleration of such Debt, as a result of such failure to make payment, this waiver shall be of no force or effect.

          SECTION 8.  Conditions of Effectiveness.  This Amendment shall become
                      ---------------------------
effective as of the date first above written when, and only when, the following conditions precedent have been satisfied:

          (i) on or before 12:00 noon (New York City time) on August 14, 2000 or such later date as the Administrative Agent and the Borrower shall agree (the "Closing Date"), the Administrative Agent shall have received
           ------------
     counterparts of (i) this Amendment executed by the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Required Lender has executed this Amendment and (ii) the Consent attached hereto executed by each Loan Party (other than the Borrower); and

          (ii) (A) an amendment fee for the account of each Lender that approves this Amendment in an amount equal to 0.25% of such Lender's aggregate Commitments (prior to giving effect to any change in such Lender's aggregate Commitments to be effected in connection herewith pursuant to Section 1 of this Amendment) shall have been received by the Administrative Agent for the account of the Lenders executing this Amendment on or prior to the Closing Date, and (B) the fees set forth in the fee letter dated as of August 14, 2000 between the Borrower and the Agents shall have been received by the Administrative Agent for the benefit of the Agents on or prior to the Closing Date, and

          (iii) the fees and expenses of counsel to the Agents previously accrued and invoiced has been received by counsel to the Agents on or prior to the Closing Date.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Existing Credit Agreement.

          SECTION 9.  Representations and Warranties of the Borrower.  The
                      ----------------------------------------------
Borrower represents and warrants as follows:

          (a) as of the date hereof the aggregate Advances outstanding under the Credit Agreement are accurately set forth in the Preliminary Statements to this Amendment;

          (b) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

          (c) no Default has occurred and is continuing under the Existing Credit Agreement, or would result after giving effect to this Amendment.

          SECTION 10.  Reference to and Effect on the Credit Agreement and the
                       -------------------------------------------------------
other Loan Documents.  (a)  On and after the effectiveness of this Amendment,
--------------------
each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and restated by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, and except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and the Fourth Mortgage Amendments (as defined in the Fourth Amended and Restated Credit Agreement), if any.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 11.  Costs and Expenses.  The Borrower agrees to pay on demand
                       ------------------
all costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 12.  Execution in Counterparts.  This Amendment may be
                       -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 13.  Governing Law.  This Amendment shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              AMF BOWLING WORLDWIDE, INC.


                              By /s/ Stephen E. Hare
                                 ---------------------------------
                                 Title: CFO


                              GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    as Syndication Agent


                              By  /s/ Elizabeth Fischer
                                 ---------------------------------
                                 Title:  Authorized Signatory

                              CITIBANK, N.A., as Administrative Agent


                              By /s/ Robert Cotton
                                 ---------------------------------
                                 Title: Vice President


                              CITICORP USA, INC., as Collateral Agent


                              By /s/ Robert Cotton
                                 ---------------------------------
                                 Title: Vice President

                              Lenders

                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                              By /s/ Elizabeth Fischer
                                 ----------------------------------------
                                 Title: Authorized Signatory


                              CITICORP USA, INC.


                              By  /s/ Robert Cotton
                                 ----------------------------------------
                                 Title: Vice President


                              ABN AMRO BANK N.V.


                              By /s/ Steven Wimpenny
                                 ----------------------------------------
                                 Title: Group Senior Vice President

                              By /s/ William J. Teresky, Jr.
                                 ----------------------------------------
                                 Title: Vice President


                              AERIES FINANCE LTD.

                              By: INVESCO Senior Secured Management, Inc.
                                  as Sub-Managing Agent

                              By /s/ Anne M. McCarthy
                                 ----------------------------------------
                                 Title: Authorized Signatory


                              ALLSTATE LIFE INSURANCE COMPANY

                              By /s/ Jerry D. Zinkula
                                 ----------------------------------------
                                 Title: Authorized Signatory

                              By /s/ Charles D. Mires
                                 ----------------------------------------
                                 Title: Authorized Signatory

                              AMARA - 2 FINANCE LTD.


                              By /s/ Anne McCarthy
                                 ---------------------------------
                                 Title: Authorized Signatory


                              AVENUE SPECIAL SITUATIONS FUND, L.P.


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: Manager


                              THE BANK OF NOVA SCOTIA


                              By /s/ Todd S. Meller
                                 ---------------------------------
                                 Title: Managing Director


                              BANK OF SCOTLAND


                              By /s/ Joseph Fratus
                                 ---------------------------------
                                 Title: Vice President


                              BHF-BANK AKTIENGESELLSCHAFT


                              By
                                 ---------------------------------
                                 Title:

                              By
                                 ---------------------------------
                                 Title:

                              BALANCED HIGH-YIELD FUND I LTD

                              By: BHF-Bank Aktiengesellschaft acting through its New York Branch, as attorney-in-fact


                                    By /s/ Illegible
                                       ----------------------------
                                       Title: Vice President

                                    By /s/ Illegible
                                       ----------------------------
                                       Title: Managing Director


                              CAPTIVA FINANCE LTD.


                              By /s/ David Dyer
                                 ---------------------------------
                                 Title: Director


                              COMERICA BANK


                              By
                                 ---------------------------------
                                 Title:


                              Credit Industriel Et Commercial

                              By /s/ Brian O'Leary
                                 ---------------------------------
                                 Title: Vice President

                              By /s/ Marcus Edward
                                 ---------------------------------
                                 Title: Vice President

                              COMMERCIAL LOAN FUNDING TRUST I

                              By:   Lehman Commercial Paper Inc.,
                                    not in its individual capacity but solely
                                    as Administrative Agent


                                    By /s/ Michele Swanson
                                        ---------------------------------
                                       Title: Authorized Signatory


                              CREDIT AGRICOLE INDOSUEZ


                              By ________________________________________
                                 Title:


                              DELANO COMPANY

                              By: Pacific Investment Management Company, as its Investment Advisor


                                    By /s/ Mohan V. Phansalkar
                                        ---------------------------------
                                       Title: Senior Vice President


                              DK ACQUISITION PARTNERS, LP


                              By /s/ Illegible
                                 ----------------------------------------
                                 Title: General Partner


                              DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By /s/ Ben Marzouk
                                 ----------------------------------------
                                 Title: Vice President

                              By /s/ Illegible
                                 ----------------------------------------
                                 Title: Assistant Vice President

                              EVEREST CAPITAL MASTER FUND L.P.


                              By _________________________________
                                 Title:

                              AMF Debt Investors, LLC, by
                              FARALLON CAPITAL MANAGEMENT, LLC


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: Managing Member


                              FERNWOOD ASSOCIATES, L.P.


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: Gen. Partner


                              FERNWOOD RESTRUCTURINGS, LTD.


                              By /s/ Illegible
                                ---------------------------------
                                 Title:


                              FOOTHILL CAPITAL CORPORATION


                              By /s/ Dan R. Ascher
                                ---------------------------------
                                 Title: Sr. Vice President


                              FRANKLIN FLOATING RATE TRUST


                              By /s/ Chauncey Lufkin
                                ---------------------------------
                                 Title: Vice President

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By _________________________________
                                 Title:


                              GSC PARTNERS CDO FUND LTD.


                              By _________________________________
                                 Title:


                              IMPERIAL BANK


                              By _________________________________
                                 Title:


                              KZH CNC LLC


                              By /s/ Peter Chin
                                 ---------------------------------
                                 Title: Authorized Agent


                              HSBC BANK USA


                              By _________________________________
                                 Title:


                              LIBERTY - STEIN ROE ADVISOR FLOATING RATE
                              ADVANTAGE FUND


                              By /s/ James R. Fellows
                                 --------------------------------
                                 Title: Sr. Vice President &
                                        Portfolio Manager

                              HSBC Bank USA (formerly Marine Midland Bank)


                              By /s/ Christopher F. French
                                 ---------------------------------
                                 Title: Authorized Signatory


                              MERITA BANK PLC, NEW YORK BRANCH


                              By _________________________________
                                 Title:

                              By _________________________________
                                 Title:


                              MERRILL LYNCH PRIME RATE
                              PORTFOLIO

                              By:   Merrill Lynch Asset Management, L.P.,
                                    as Investment Advisor


                                    By ___________________________
                                       Title:


                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.


                              By _________________________________
                                 Title:

                              MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

                              By:  Merrill Lynch Asset Management, L.P.,
                                   as Investment Advisor


                                    By ___________________________
                                       Title


                              METROPOLITAN LIFE INSURANCE
                              COMPANY


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: Director


                              ML CBO IV (CAYMAN) LTD.

                              By:  Highland Capital Management, L.P.,
                                   as Collateral Manager


                                    By ___________________________
                                       Title:


                              ML CLO XIX STERLING (CAYMAN) LTD.

                              By:  Sterling Asset Manager, L.L.C.,
                                   as its Investment Advisor


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: EVP


                              MORGAN STANLEY EMERGING MARKETS INC.


                              By _________________________________
                                 Title:

                              NATEXIS BANQUE BFCE


                              By _________________________________
                                 Title:

                              By _________________________________
                                 Title:


                              NATIONAL CITY BANK


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: Assistant Vice President


                              PPM AMERICA, INC., as attorney in fact,
                              on behalf of Jackson National Life Insurance
                              Company


                              By /s/ David C. Wagner
                                ---------------------------------
                                 Title: Vice President


                              PROTECTIVE ASSET MANAGEMENT


                              By _________________________________
                                 Title:


                              ROYALTON COMPANY

                              By:  Pacific Investment Management
                                   Company, as its Investment Advisor


                                    By /s/ Mohan V. Phansalkar
                                       ---------------------------
                                       Title: Senior Vice President

                              THE SAKURA BANK, LIMITED,
                              NEW YORK BRANCH


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: Senior Vice President


                              SALOMON BROTHERS HOLDING COMPANY, INC.


                              By /s/ Illegible
                                 ---------------------------------
                                 Title: Managing Director


                              SENIOR DEBT PORTFOLIO

                              By: Boston Management and Research,
                                  as Investment Advisor


                                  By /s/ Scott H. Page
                                     -----------------------------
                                     Title: Vice President


                              SPECIAL SITUATION FUND ADVISORS, INC.,
                              as Agent for The Chase Manhattan Bank


                              By /s/ Michael Cacouris
                                 ---------------------------------
                                 Title: Authorized Signatory


                              STEIN, ROE & FARNHAM CLO 1 LTD.


                              By _________________________________
                                 Title:

                              STEIN, ROE & FARNHAM INCORPORATED, AS AGENT FOR KEYPORT LIFE INSURANCE COMPANY


                              By /s/ James R. Fellows
                                 ---------------------------------------------
                                 Title: Sr. Vice President & Portfolio Manager


                              STEIN, ROE & FARNHAM CLO I Ltd.


                              By /s/ James R. Fellows
                                ---------------------------------------------
                                 Title: Sr. Vice President & Portfolio Manager


                              STEIN, ROE & FARNHAM TRADING INC.


                              By /s/ Ann E. Morris
                                ---------------------------------------------
                                 Title: Asst. Vice President

                              STEIN, ROE & FARNHAM INCORPORATED,
                              AS AGENT FOR KEYPORT LIFE INSURANCE COMPANY


                              By /s/ James R. Fellows
                                ---------------------------------------------
                                 Title: Sr. Vice President & Portfolio Manager


                              STEIN, ROE FLOATING RATE LIMITED
                              LIABILITY COMPANY


                              By /s/ James R. Fellows
                                ---------------------------------------------
                                 Title: Senior Vice President


                              TRANSAMERICA BUSINESS CREDIT CORPORATION


                              By /s/ Illegible
                                ---------------------------------------------
                                 Title: SVP


                              TRI-LINKS INVESTMENT TRUST


                              By /s/ Illegible
                                ---------------------------------------------
                                 Title: Vice President

                              VAN KAMPEN AMERICAN CAPITAL


                              By _________________________________
                                 Title:


                              VAN KAMPEN CLO I, LIMITED

                              By:  Van Kampen Management Inc.,
                                   as Collateral Manager


                                   By ____________________________
                                      Title:

                              CAPTIVA II FINANCE LTD.

                              By: /s/ Illegible
                                  -------------------------------
                                 Title: Director


                              CITIBANK SECONDARY TRADING


                              By _________________________________
                                 Title:



                              MERRILL LYNCH, PIERCE, FENNER &
                               SMITH, INCORPORATED



                              By /s/  Graham Goldsmith
                                 --------------------------------
                                 Title: Director

                                    CONSENT


                                      Dated as of August 15, 2000


          Each of the undersigned, as a Loan Party party to certain of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 1 to Fourth Amended and Restated Credit Agreement), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and
(b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                              AMF BCO-CHINA, INC.


                              By ____________________________________________
                                 Title:


                              AMF BCO-FRANCE ONE, INC.


                              By /s/ M. P. Bardaro
                                 -------------------------------------------
                                 Title: V.P., Assistant Secretary & Treasurer


                              AMF BCO-FRANCE TWO, INC.

                              By /s/ M. P. Bardaro
                                 -------------------------------------------
                                 Title: V.P., Assistant Secretary & Treasurer

                              AMF BCO-UK ONE, INC.


                              By /s/ M. P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF BCO-UK TWO, INC.


                              By /s/ M. P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer



                              AMF BEVERAGE COMPANY OF
                              OREGON, INC.


                             By /s/ M. P. Bardaro
                                 ------------------------------------------
                                 Title: President, Assistant Secretary &
                                        Treasurer


                              AMF BEVERAGE COMPANY OF W. VA., INC.


                             By /s/ M. P. Bardaro
                                 ------------------------------------------
                                 Title: President, Assistant Secretary &
                                        Treasurer

                              AMF BOWLING PRODUCTS, INC.


                              By /s/ M. P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Corporate Controller & Secretary


                              AMF BOWLING CENTERS, INC.


                              By /s/ M.P. Bardaro
                                 -------------------------------------------
                                 Title: President, Assistant Secretary &
                                        Treasurer

                              AMF BOWLING CENTERS CHINA, INC.


                              By /s/ M.P. Bardaro
                                 -----------------------------------------
                                 Title:


                              AMF BOWLING CENTERS
                              INTERNATIONAL INC.


                              By /s/ M.P. Bardaro
                                 -----------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF BOWLING CENTERS (AUST)
                              INTERNATIONAL INC.


                              By /s/ M.P. Bardaro
                                ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF BOWLING CENTERS (CANADA)
                              INTERNATIONAL, INC.


                              By  /s/ M.P. Bardaro
                                -----------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF BOWLING CENTERS (HONG KONG)
                              INTERNATIONAL INC.


                              By /s/ M.P. Bardaro
                                -----------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF BOWLING CENTERS HOLDINGS INC.


                              By /s/ M.P. Bardaro
                                -----------------------------------------
                                 Title: President, Secretary & Treasurer

                              AMF BOWLING CENTERS SPAIN INC.


                              By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF BOWLING HOLDINGS INC.


                             By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF BOWLING MEXICO HOLDING, INC.


                             By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              AMF GROUP HOLDINGS INC.



                             By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title: Sr. VP, Corporate Controller &
                                        Assistant Secretary


                              AMF WORLDWIDE BOWLING CENTERS
                              HOLDINGS INC.



                             By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer


                              BOLICHES AMF, INC.

                             By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer

                           BUSH RIVER CORPORATION


                           By /s/ M.P. Bardaro
                              ------------------------------------------------
                              Title: President, Assistant Secretary & Treasurer


                           KING LOUIE LENEXA, INC.


                           By /s/ M.P. Bardaro
                             ------------------------------------------------
                              Title: VP, Assistant Secretary & Treasurer


                           AMERICAN RECREATION CENTERS, INC.


                          By /s/ M.P. Bardaro
                             ------------------------------------------------
                              Title: VP, Assistant Secretary & Treasurer


                           MICHAEL JORDAN GOLF COMPANY, INC.


                          By /s/ M.P. Bardaro
                             ------------------------------------------------
                              Title: VP, Assistant Secretary & Treasurer

                              MJG-O'HARE, INC.


                              By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title: VP, Assistant Secretary & Treasurer



                              AMF COMMERCIAL CORPORATION



                              By /s/ M.P. Bardaro
                                 ------------------------------------------
                                 Title:



                              300, INC.


                              By /s/ William C. Self
                                ------------------------------------------
                                 Title: President & Secretary